Exhibit 99.1
FOR IMMEDIATE RELEASE

A. SCHULMAN ENGAGES MOELIS & COMPANY TO BE FINANCIAL ADVISOR FOR ITS OFFER TO ACQUIRE FERRO CORPORATION

AKRON, Ohio, March 22, 2013 – A. Schulman, Inc. (Nasdaq-GS: SHLM) announced today that it has engaged Moelis & Company to serve as the financial advisor in the Company’s effort to acquire Ferro Corporation (NYSE: FOE).

As announced on March 4, 2013, A. Schulman has made a proposal to the Ferro Board of Directors to acquire all of the outstanding shares of Ferro common stock for per-share consideration of $6.50. The proposed offer price includes an immediate cash payment of $3.25 for each Ferro share outstanding and $3.25 worth of A. Schulman common stock. This offer was hastily dismissed by Ferro’s Board of Directors without further discussion or the opportunity for A. Schulman to conduct due diligence, even though A. Schulman expressed its willingness to adjust its offer if warranted by the due diligence process.

“We are pleased to have Moelis & Company on board to assist us in our continued pursuit of this compelling business combination,” said Joseph M. Gingo, Chairman, President and Chief Executive Officer of A. Schulman. “Since we announced our offer, we have had active discussions with many Ferro shareholders, and the overwhelming majority of those shareholders strongly stated that Ferro’s Board should have entered into dialogue with us concerning our offer. Many of the shareholders specifically indicated they will communicate that message to Ferro’s Board. Our offer merits serious consideration by the Ferro Board, and we are encouraged by the Ferro shareholder responses.”

In addition, Squire Sanders (US) LLP will serve as legal advisor.

About A. Schulman, Inc.
A. Schulman, Inc. is a leading international supplier of high-performance plastic compounds and resins headquartered in Akron, Ohio.  Since 1928, the Company has been providing innovative solutions to meet its customers' demanding requirements.  The Company's customers span a wide range of markets such as packaging, mobility, building & construction, electronics & electrical, agriculture, personal care & hygiene, sports & leisure, custom services and others.  The Company employs approximately 3,300 people and has 34 manufacturing facilities globally.  A. Schulman reported net sales of $2.1 billion for the fiscal year ended August 31, 2012.  Additional information about A. Schulman can be found at www.aschulman.com.

About Ferro Corporation
Ferro Corporation (http://www.ferro.com) is a leading global supplier of technology-based performance materials for manufacturers. Ferro materials enhance the performance of products in a variety of end markets, including building and construction, automotive, appliances, electronics, household furnishings, pharmaceuticals, and industrial products. Headquartered in Mayfield Heights, Ohio, the Company has approximately 4,860 employees globally and reported 2012 sales of $1.7 billion.
About Moelis & Company
Moelis & Company is a leading global independent investment bank that provides financial advisory, capital raising and asset management services to a broad client base including corporations, institutions and governments.  With 600 employees, Moelis & Company serves its clients through offices around the world in New York, Beijing, Boston, Chicago, Dubai, Frankfurt, Hong Kong, Houston, London, Los Angeles, Mumbai, Palo Alto, Paris, and Sydney.  For more information, please visit www.moelis.com.

Additional Information
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Any such offer or solicitation would only be made pursuant to the filing of one or more registration statements or proxy statements with the U.S. Securities and Exchange Commission. Such registration statement or proxy statement/prospectus will be sent or given to shareholders of Ferro and A. Schulman as required by applicable federal and state law. SHAREHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be sent or given to shareholders as required by applicable law. When available, investors and security holders also will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from A. Schulman, Inc. at its website, www.aschulman.com.

A. Schulman and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitations in respect of the proposed transaction. Information concerning Schulman’s directors and management is available in its Annual Report on Form 10-K for the year ended August 31, 2012, which was filed with the SEC on October 24, 2012, and its proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on November 8, 2012. Other information regarding participants in the solicitations and a description of their direct and indirect interests, by security holding or otherwise, will be contained in the proxy statement/prospectus and/or other relevant materials to be filed with the SEC when they become available.

Cautionary Note on Forward-Looking Statements
A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments and may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and relate to future events and expectations. Forward-looking statements contain such words as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements are based on management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which management is unable to predict or control, that may cause actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company’s future financial performance, include, but are not limited to, the following:

•
worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or all of the Company’s major product markets or countries where the Company has operations;

•	the effectiveness of the Company’s efforts to improve operating margins through sales growth, price increases, productivity gains, and improved purchasing techniques;

•	competitive factors, including intense price competition;

•	fluctuations in the value of currencies in major areas where the Company operates;

•
volatility of prices and availability of the supply of energy and raw materials that are critical to the manufacture of the Company’s products, particularly plastic resins derived from oil and natural gas;

•	changes in customer demand and requirements;

•
effectiveness of the Company to achieve the level of cost savings, productivity improvements, growth and other benefits anticipated from acquisitions, joint ventures and restructuring initiatives, including any proposed combination with Ferro Corporation;

•	escalation in the cost of providing employee health care;

•	uncertainties regarding the resolution of pending and future litigation and other claims;

•	the performance of the global automotive market; and

•	further adverse changes in economic or industry conditions, including global supply and demand conditions and prices for products.

The risks and uncertainties identified above are not the only risks the Company faces. Additional risk factors that could affect the Company’s performance are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2012. In addition, risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company’s business, financial condition and results of operations.

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Contact information:
Jennifer K. Beeman
Director of Corporate Communications & Investor Relations
A. Schulman, Inc.
3550 W. Market St.
Akron, Ohio 44333
Tel: 330-668-7346
email: Jennifer_Beeman@us.aschulman.com

Christopher M. Hayden
Senior Managing Director
Georgeson Inc.
Tel: 212-440-9850